Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
20. Commitments and Contingencies

(a) Operating Lease Agreement

The Group leases its offices under non-cancelable operating lease agreements. Certain of these arrangements contain free or escalating rent clauses. The Group recognizes rental expense under such arrangements on a straight-line basis over the lease term. Rental expenses amounting to RMB
86,830
, RMB
76,599
and RMB
71,379
during the years ended December 31, 2016, 2017 and 2018, respectively, were charged to the consolidated statements of comprehensive loss when incurred.

As of December 31, 2018, future minimum commitments under non-cancelable agreements were as follows:

Years Ending December 31,	RMB	US$ (Note 2(d))
2019	101,947	14,828
2020	75,523	10,984
2021	33,952	4,938
2022	3,712	540
2023 and thereafter	2,124	309
Total	217,258	31,599

(b) Capital Commitments

As of December 31, 2018, capital commitments relating to leasehold improvement, purchase of equipment and construction of office building were approximately
RMB
15,079
.

(c) Contingencies

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of these unresolved matters, individually and in the aggregate, is likely to have a material adverse effect on the Group’s financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. If an unfavorable outcome were to occur, there exists the possibility of a material adverse impact on the Group’s financial position and results of operations for the periods in which the unfavorable outcome occurs.

The Group records a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. The Group reviews the need for any such liability on a regular basis. In 2016, the Group received a lawsuit for claim of RMB8.8 million due to the Group’s delay in payments for office rental and recorded the provision in accordance with
ASC 450, Contingencies.
During the year ended December 31, 2018, based on the result of Court’s final judgment that the Group’s loss was limited to RMB1.4 million, which was the deposit paid by the Group, the remaining provision of RMB7.4 million was reversed accordingly.

(d) Other commitments

Deposits or guarantees are required by the Group’s business partners for air ticketing and tourist attraction tickets. Letters of guarantee are issued by banks to the Group’s business partners with total amount of RMB212 million and RMB242 million as of December 31, 2017 and 2018, respectively, which occupies the Group’s revolving credit facilities granted by banks with the total amount of RMB520 million as of December 31, 2018.